Exhbit 10(ii)

TO:       Energizer Holdings, Inc. Deferred Compensation Plan Participants

FROM:    ADP Executive Deferred Compensation

DATE:    November 15, 2004

RE:         2005 Deferred Compensation Plan Enrollment

Open Enrollment
Open enrollment for the Energizer Holdings, Inc. Deferred Compensation Plan will be conducted on the Web from Tuesday, November 15 through Friday, December 10, 2004.

For 2005, you are given the opportunity to defer up to 75% of your Base Salary and up to 100% of your annual Incentive Plan Bonus. You are also able to make investment mix and distribution elections.

By deferring all or a portion of your Base Salary and annual Incentive Plan Bonus, you are able to delay federal and most state income tax payments on the deferred amount, as well as investment earnings, until you receive a distribution from the Plan. In addition, you are eligible to receive Company Match on the portion of your 2005 bonus invested in the Energizer Common Stock Unit Fund.

Please note that deferrals on both Base Salary and Incentive Plan Bonuses are made prior to 401(k) deductions; therefore you will not be able to make contributions from the deferred income into the 401(k) plan, (which means you will not receive a 401(k) match on this amount).

If you do not wish to defer any of your 2005 compensation, please indicate this by selecting the appropriate box on the enrollment election screen. If you do not respond to this enrollment opportunity by December 10, 2004, you will not be able to defer either your salary or your bonus for 2005.

On the Web
To log on from any computer with access to the internet, simply enter http://www.worldclassexec.com in the address line of your Internet browser. Enter your User ID (Social Security Number) and your Personal Identification Number (PIN). Unless you have changed your PIN, it is the month and day of your birthday, entered mmdd (for example if your birthday is February 5th, your PIN is 0205). For assistance, please use the “Forgot your logon information?” link on the Web site logon screen, or call ADP at 1-866-266-4881 from 7 a.m. to 5 p.m. Pacific, Monday through Friday.

Once you have entered the site, click on the “Plan Enrollment” button on the left to access the enrollment screens.

Confirmation of Elections
A confirmation statement summarizing your elections (or non-participation) for 2005 will be sent to your company email address at the end of the enrollment period.

Questions
If you have any questions regarding the Plan or the site, please use the “Contact Us” section of the Web site or call us at 1-866-266-4881.

Energizer Holdings, Inc.
Deferred Compensation Plan
2005 Deferral Election Form

Last Name, First, Middle	Social Security Number

Deferral Amount
Please indicate how much of your annual Base Salary and Bonus you would like to defer in calendar year 2005. You must defer a minimum of $1,000 to participate in the Deferred Compensation Plan.

Base Salary
I elect to defer ___% of my 2005 Base Salary (maximum deferral is 75%)

Bonus
I elect to defer ___% of my 2005 Bonus, OR
100% up to $___, OR
100% in excess of $___

Contribution Investment - Base Salary
Please indicate the percentage of ongoing Base Salary contributions you would like allocated to each measurement fund. (Percentages for all funds must total 100% and must be in whole percentages)

_____ %    Energizer Common Stock Unit Fund
_____ %    Prime Rate Fund
_____ %    Vanguard Wellington
_____ %    Vanguard 500 Index
_____ %    Vanguard Windsor II
_____ %    Vanguard Small-Cap Index
_____ %    Vanguard PRIMECAP
_____ %    Vanguard International Growth
_____ %    Vanguard LifeStrategy Income
_____ %    Vanguard LifeStrategy Conservative Growth
_____ %    Vanguard LifeStrategy Moderate Growth
_____ %    Vanguard LifeStrategy Growth
_____ %    Vanguard Explorer
_____ %    Vanguard Bond Index
100 %    Total

Contribution Investment - Bonus
Please indicate the percentage of Bonus contributions you would like allocated to each measurement fund.
(Percentages for all funds must total 100% and must be in whole percentages)

_____ %    Energizer Common Stock Unit Fund
_____ %    Prime Rate Fund
_____ %    Vanguard Wellington
_____ %    Vanguard 500 Index
_____ %    Vanguard Windsor II
_____ %    Vanguard Small-Cap Index
_____ %    Vanguard PRIMECAP
_____ %    Vanguard International Growth
_____ %    Vanguard LifeStrategy Income
_____ %    Vanguard LifeStrategy Conservative Growth
_____ %    Vanguard LifeStrategy Moderate Growth
_____ %    Vanguard LifeStrategy Growth
_____ %    Vanguard Explorer
_____ %    Vanguard Bond Index
100 %      Total

(OVER)

Distribution Commencement
Please indicate when you would like your distributions to commence.
____%     At termination
____%    To be paid in a lump sum January 1, of ____ (any year after 2008)

Distribution Form
Please indicate the form in which you would like your account distributed at Termination.
____     Lump Sum
____     5 Annual Installments
____    10 Annual Installments

Any election you make with regard to the form of payment of your Deferred Compensation Plan account upon termination of employment will be revoked by your execution of a subsequent election concerning the form of payment upon termination of employment. To be effective, any subsequent election must be made at least 12 months before the original payment date and must add at least 5 years to the deferral period. In addition, change in the form of distribution from installments to a lump sum is prohibited except as may be allowed in the future under IRS regulations.

Authorization
By submitting this form, I acknowledge receipt and represent that I have read the memo outlining the Deferred Compensation Plan. I understand that the above elections are subject to the terms and conditions of the Plan and become irrevocable after December 31, 2004.

Participant Signature: __________________________________________________     Date: _______________

In accordance with the American Jobs Creation Act, Enrollment forms cannot be accepted after December 10, 2004. If you do not submit your enrollment form by December 10, 2004, you cannot participate in the Plan during 2005.

A confirmation letter will be sent to you. If not received within 30 days, contact Human Resources.

Energizer Holdings, Inc.
Deferred Compensation Plan
2005 Deferral Election Form for Directors

Last Name, First, Middle	Social Security Number

Deferral Amount
Please indicate how much of your annual Director’s Fees you would like to defer for the 2005 calendar year. You must defer a minimum of $1,000 to participate in the Deferred Compensation Plan.

_______ %, OR
100% up to $_________, OR
_______ % in excess of $

Contribution Investment
Please indicate the percentage of ongoing contributions you would like allocated to each measurement fund. (Percentages for all funds must total 100%.)

_____ %    Energizer Common Stock Unit Fund
_____ %    Prime Rate Fund
_____ %    Vanguard Wellington
_____ %    Vanguard 500 Index
_____ %    Vanguard Windsor II
_____ %    Vanguard Small-Cap Index
_____ %    Vanguard PRIMECAP
_____ %    Vanguard International Growth
_____ %    Vanguard LifeStrategy Income
_____ %    Vanguard LifeStrategy Conservative Growth
_____ %    Vanguard LifeStrategy Moderate Growth
_____ %    Vanguard LifeStrategy Growth
_____ %    Vanguard Explorer
_____ %    Vanguard Bond Index
100 %    Total

Distribution
Your account balance will be distributed to you in one lump sum as soon as administratively feasible after your directorship ends.

Authorization

I understand that the above elections are subject to the terms and conditions of the Plan and become irrevocable after December 31, 2004.

Director Signature: __________________________________________________     Date: _______________

In accordance with the American Jobs Creation Act, Enrollment forms cannot be accepted after December 10, 2004. If you do not submit your enrollment form by December 10, 2004, you cannot participate in the Plan during 2005.

A confirmation letter will be sent to you. If not received within 30 days, contact Human Resources.